                   -----------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                   -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                   -----------------------------------------

        Date of Report (Date of earliest event reported)  July 1, 1999


                      PENNSYLVANIA COMMERCE BANCORP, INC.
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            (Exact Name of Registrant as Specified in its Charter)

                Pennsylvania                            25-1834776
       --------------------------------            ---------------------
       (State or other jurisdiction of               (I.R.S. Employer
       incorporation or organization)               Identification No.)

                                ----------------
                                  (Commission
                                  file number)


  100 Senate Avenue, Camp Hill, Pennsylvania                    17001-8599
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   (Address of Principal Executive Offices)                     (zip code)



                                JAMES T. GIBSON
                               President and C.E.O.
                      PENNSYLVANIA COMMERCE BANCORP, INC.
                               100 Senate Avenue
                              Post Office Box 8599
                      Camp Hill, Pennsylvania  17011-8599
                   ------------------------------------------
                         (Address of executive offices)



                                   (717) 975-5630
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         (Telephone number, including area code, of agent for service)
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ITEM 5.  OTHER EVENTS

         Effective July 1, 1999, Commerce Bank/Harrisburg, N.A. ("Commerce") consummated the Agreement and Plan of Reorganization (the "Agreement") with Pennsylvania Commerce Bancorp, Inc., a newly formed Pennsylvania business corporation (the "Holding Company"), reorganizing Commerce into a one-bank holding company. Pursuant to the Agreement, Commerce merged with and into a new nationally chartered banking association, "Commerce Bank/Harrisburg Interim National Bank" (the "Interim Bank"). The Interim Bank, formed solely for the purpose of the reorganization, will operate under the name Commerce Bank/Harrisburg, N.A. and will be a wholly-owned subsidiary of the Holding Company.

         The Reorganization has received regulatory approval and received the approval of the shareholders of Commerce at its annual meeting held on June 18, 1999.

         The press release announcing consummation of the agreement is attached hereto as Exhibit 99.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Pennsylvania Commerce Bancorp, Inc.
                                             -----------------------------------
                                                         (Registrant)


     Date: July 1, 1999                      /s/ James T. Gibson
                                             -----------------------------------
                                             James T. Gibson, President


EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION
-----------         -----------

   99               Press Release of Commerce Bank/Harrisburg, N.A. dated
                    July 1, 1999.

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